UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On December 12, 2005, Reptron Electronics, Inc. (the “Company”) dismissed Grant Thornton LLP as its principal independent accountants to audit the Company’s financial statements for the year ending December 31, 2005, which dismissal was confirmed in writing on December 19, 2005. The decision to dismiss Grant Thornton was approved by the Company’s Audit Committee.

The reports of Grant Thornton LLP on the financial statements of the Company for fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during the Company’s fiscal years ended December 31, 2004 and December 31, 2003 and through December 12, 2005, the Company had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject of that disagreement in its reports on the Company’s financial statements for those fiscal periods.

During the fiscal years ended December 31, 2004 and December 31, 2003 and through December 12, 2005, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Grant Thornton, LLP with a copy of the disclosures made herein and requested Grant Thornton LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements in this Item 4.01(a).

(b) On December 19, 2005, Kirkland, Russ, Murphy & Tapp (“KRMT”) was engaged as the Company’s new principal independent accountants to audit the Company’s financial statements for the fiscal year ended December 31, 2005. The Audit Committee approved the engagement of KRMT after conducting a review of candidate accounting firms and made the decision to engage KRMT.

During the two most recent fiscal years and the interim period preceding the engagement of KRMT, the Company has not consulted with KRMT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice was provided to the Company by KRMT that KRMT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or “reportable event,” as those terms are used in Item 304(a)(1)(iv) and (v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

EXHIBIT	DESCRIPTION
16.1	Letter from Grant Thornton LLP, dated December , 2005 regarding change in certifying accountant (to be filed by amendment).

99.1	Press Release dated December 21, 2005, announcing a change in independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC..
(Registrant)

December 21, 2005	By:	/s/ Paul J. Plante
Paul J. Plante
President and Chief Executive Officer

December 21, 2005	By:	/s/ Charles L. Pope
Charles L. Pope
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT
16.1	Letter from Grant Thornton LLP dated December , 2005 regarding change in certifying accountant (to be filed by amendment).

99.1	Press Release dated December 21, 2005, announcing a change in independent accountants.